                                    Form 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                            BALANCED CARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                   25-1761898
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

5021 LOUISE DRIVE, SUITE 200, MECHANICSBURG, PA            17055
--------------------------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                    Name of each exchange on which
        to be so registered                    each class is to be registered

Common Stock, par value $.001 per share             American Stock Exchange
---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------

---------------------------------------      -----------------------------------



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

         Securities Act registration statement file number to which this form relates:

               333-37833 (if applicable)
               ---------

         Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

--------------------------------------------------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



Item 1.  Description of Registrant's Securities to be Registered.

         This Registration Statement on Form 8-A relates to the Common Stock, par value $.001 per share ("Common Stock") proposed to be issued by Registrant. The information required by this Item regarding a description of the Common Stock is incorporated by reference to the discussion under the caption "Description of Capital Stock" in the final Prospectus forming part of the Registration Statement of the Registrant on Form S-1 (No. 333-37833), as amended, as filed under the Securities Act of 1933 pursuant to Rule 424(b) ("Registration Statement"). Such Prospectus shall be deemed to be incorporated by reference herein.


Item 2.  Exhibits.

         Pursuant to the "Instructions as to Exhibits" for this Registration Statement on Form 8-A, no exhibits are filed or incorporated by reference herein.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


(Registrant)   Balanced Care Corporation
               -----------------------------------------------------------------

Date           February 2, 1998
               -----------------------------------------------------------------

By             /s/ BRAD E. HOLLINGER
               -----------------------------------------------------------------
               Brad E. Hollinger,
               Chairman of the Board,  President and Chief Executive Officer